Exhibit 99.1

AGILITI TO BE TAKEN PRIVATE BY THL PARTNERS

Unanimously Recommended by Special Committee of the Agiliti Board of Directors

Agiliti Shareholders to Receive $10.00 per Share in Cash, Representing Premia of 39% and 43% Over Agiliti’s

30-Day and 90-Day Volume Weighted Average Price

Minneapolis and Boston—(BUSINESS WIRE)— Agiliti Inc. (NYSE: AGTI) (“Agiliti”), a nationwide provider of medical technology management and service solutions to the healthcare industry, today announced that it has entered into a definitive merger agreement pursuant to which an affiliate of private equity firm Thomas H. Lee Partners, L.P. (“THL”), the company’s majority shareholder, will acquire all outstanding shares of Agiliti common stock not currently owned by THL and its affiliates and certain management shareholders for $10.00 per share in cash, implying an enterprise value of approximately $2.5 billion.

The purchase price represents premia of approximately 39% and 43% over Agiliti’s 30-day and 90-day volume weighted average price per share, respectively, as of February 23, 2024, the last trading day prior to public disclosure of the transaction.

A special committee (the “Special Committee”) of the Agiliti Board of Directors, comprised solely of non-management directors not affiliated or associated with THL and advised by its own independent legal and financial advisors, determined that the proposed transaction is in the best interest of Agiliti and its shareholders (other than THL and its affiliates). Acting upon the unanimous recommendation of the Special Committee, the Agiliti Board of Directors approved the transaction.

“Agiliti serves a critical role in sustaining our national healthcare infrastructure, and our dedicated team has led the way to our substantial growth and evolution over the last decade,” said Tom Leonard, CEO of Agiliti. “We are pleased to expand our five-year partnership with THL in a transaction that provides immediate value and liquidity to our shareholders, while lifting certain overhangs that had limited our performance in the public market since the time of our IPO.”

The transaction is expected to close in the first half of 2024, subject to customary closing conditions. The transaction has been approved by THL Agiliti LLC in its capacity as the majority shareholder of Agiliti and no other shareholder approval is required. Upon completion of the transaction, Agiliti will become a private company and will no longer be publicly listed or traded on the New York Stock Exchange.

Centerview Partners LLC is acting as exclusive financial advisor to the Special Committee. Weil, Gotshal & Manges LLP is acting as legal counsel to the Special Committee. Goldman Sachs & Co. LLC is acting as exclusive financial advisor to THL. Ropes & Gray LLP is acting as legal counsel to THL.

Quarterly and Full Year Results Announcement

Agiliti noted that, with the proposed transaction, it will not host a conference call to discuss financial results for the fourth quarter and full year 2023. The Company expects to file its Annual Report on Form 10-K detailing results for the quarter and year ended December 31, 2023, on or before March 15, 2024.

About Agiliti

Agiliti is an essential service provider to the U.S. healthcare industry with solutions that help support a more efficient, safe and sustainable healthcare delivery system. Agiliti serves more than 10,000 national, regional and local acute care and alternate site providers across the U.S. For more than eight decades, Agiliti has delivered medical equipment management and service solutions that help healthcare providers reduce costs, increase operating efficiencies and support optimal patient outcomes.

About THL Partners

THL is a premier private equity firm investing in middle-market growth companies exclusively within three sectors: Healthcare, Financial Technology & Services, and Technology & Business Solutions. THL couples deep sector expertise through an Identified Sector Opportunity (“ISO”) process with dedicated internal operating resources from its Strategic Resource Group (“SRG”) to transform and build great companies of lasting value in partnership with management. The Firm’s domain expertise and resources help to build great companies with an aim to accelerate growth, improve operations and drive long-term sustainable value. Since 1974, THL has raised more than $35 billion of equity capital, invested in over 170 companies and completed more than 600 add-on acquisitions.

Forward-Looking Statements

This communication contains forward-looking statements, including statements regarding the timing and the effects of the proposed acquisition of Agiliti by an affiliate of THL. In addition, other statements in this communication that are not historical facts or information may be forward-looking statements. The forward-looking statements in this communication are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, any required regulatory approvals or other consents; the failure to consummate or delay in consummating the merger for other reasons; the risk that a condition to closing of the merger may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted following announcement of the merger; failure to retain key management and employees of Agiliti; unfavorable reaction to the merger by customers, competitors, suppliers and employees; market volatility of our common stock as a result of our leadership succession; the risk that the leadership succession may not provide the results that Agiliti expects; our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which health care providers traditionally procure medical equipment; the absence of long-term commitments with customers; our potential inability to maintain the agreement with the U.S. Department of Health and Human Services’ (“HHS”) and Office of Assistant Secretary of Preparedness and Response (“ASPR”) or comply with its terms and risks relating to extension, renewal or termination of such agreement or any of our existing contacts with HHS and ASPR; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; the effect of prolonged negative changes in domestic and global economic conditions; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and those additional risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, most recent Quarterly Reports on Form 10-Q and in other reports and filings with the Securities Exchange Commission.

While Agiliti may elect to update forward-looking statements at some point in the future, Agiliti specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as Agiliti’s views as of any date subsequent to today. Investors are cautioned not to place undue reliance on these forward-looking statements.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It.

Agiliti will prepare and file an information statement on Schedule 14C for its shareholders with respect to the approval of the transaction described herein. When completed, the information statement will be mailed to Agiliti’s shareholders. In addition, Agiliti and certain participants in the transaction will prepare and file with the SEC a Schedule 13E-3 Transaction Statement, which will contain important information on Agiliti, THL, the transaction and related matters, including the terms and conditions of the transaction. You may obtain copies of all documents filed by Agiliti with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from Agiliti’s website at https://investors.agilitihealth.com.

Stockholders of Agiliti are urged to read all relevant documents filed with the SEC, including the Schedule 14C and the Schedule 13E-3 Transaction Statement, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the transaction.

Contacts:

Kate Kaiser

Corporate Communication and Investor Relations

kate.kaiser@agilitihealth.com